UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD.

As previously announced, on August 20, 2013, the Board of Directors of Pandora Media, Inc. (the “Company”) approved a change in the Company’s fiscal year-end from January 31 to December 31, effective with the year ended December 31, 2013.

On October 21, the Company announced in a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, that it intended to hold a publicly available conference call on October 28 to discuss historical results recast for the new fiscal year-end. In connection with the conference call, on October 24, the Company posted supplementary financial information on the Investor Relations section of its website to recast certain financial results based on the Company’s new fiscal year. The supplementary financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished on this Current Report on Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                    Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release issued October 21, 2013

99.2	Supplementary financial information posted October 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: October 24, 2013	By:	/s/ Michael S. Herring
Michael S. Herring Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued October 21, 2013

99.2	Supplementary financial information posted October 24, 2013